EXHIBIT 10.14(iii)

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Price List (U.S. Dollar)

License Fees	Platform Specific		Platform Independent		Shadow Server Add-On
	Single Server	Multi Server	Single Server	Multi Server
Caché Named User
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Caché Concurrent User
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Caché Real Time
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Ensemble
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Web Add-On
[***]	[***]
[***]
[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

1 July 2006	1

Services Fees
Annual Fee as % of License List Price
[***]	[***]
[***]	[***]

          * [***].

See the Terms & Conditions and Product & License Type documents for usage restrictions and other important information that is part of this Price List.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.